Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Cash and cash equivalents
6.    Cash and cash equivalents

	December 31,
	2023	2022

Short-term bank deposits	2,039,952	761,044
Short-term investments	859,108	1,068,053
	2,899,060	1,829,097
Cash and cash equivalents are held for the purpose of meeting short-term cash needs and include cash on hand, deposits with banks and other short-term highly liquid investments with original maturities of three-month or less and with immaterial risk of change in value.
Short-term bank deposits is mainly represented by amounts to cover instant payments (PIX) with an average return of 100% of the Basic Interest Rate (SELIC, 11.75% per year on December 31, 2023 and 13.75% per year on December 31, 2022), cash on ATMs and clients payments. The increase is mainly due to reserved amount for PIX coverage during the holidays in the end of the year.